UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

(Date of earliest event reported): November 1, 2013

LIME ENERGY CO.

(Exact name of registrant as specified in its charter)

DELAWARE	001-16265	36-4197337
(State or other jurisdiction of incorporation or organization	(Commission File #)	(IRS Employer Identification No.)

16810 Kenton Drive, Suite 240, Huntersville North Carolina 28078
(Address of principal executive offices)

(704) 892-4442
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                         Entry into a Material Definitive Agreement.

The information set forth in Item 2.01 below is incorporated by reference in this item.

Item 2.01                         Completion of Acquisition or Disposition of Assets.

On November 1, 2013, Lime Energy Asset Development, LLC (“LEAD), a wholly owned subsidiary of Lime Energy Co. (“Lime” or the “Company”), sold 100% of the membership interests in GES-Port Charlotte, LLC (“GESPC”) to Green Gas Americas, Inc. (“Green Gas” or the “Buyer”).  GESPC owns and operates the 2.8 MW Zemel Road landfill-gas to electricity generating facility in Punta Gorda, Florida.

The sale was consummated pursuant to a Membership Interest Purchase Agreement (the ‘Purchase Agreement”), dated November 1, 2013, by and between LEAD, as the seller, and Green Gas, as the purchaser.  The total purchase price paid for the membership interest was $3.3 million, less: (1) a $152,300 contribution on the part of the Seller toward the cost of wellfield improvements; (2) $48,333 for estimated property taxes; and (3) $31,200 for pre-closing liabilities.  The agreement also provides for a 5% hold-back of the purchase price (the ‘Hold-Back’) to be held in escrow to cover the indemnification obligations of the seller and any additional pre-closing liabilities.  The Hold-Back will be reduced by $60,000 on February 2, 2014; $40,000 on July 2, 2014; and $65,000 on November 2, 2014, to the extent it has not been applied by the Buyer to any obligations of the Seller.  The Seller also entered into a promissory note (the “Sellers Note”) for $3.3 million of which $330,000 is secured by a lien on the assets of Lime Energy Services Co., a wholly owned subsidiary of Lime’s, to further support LEAD’s indemnification obligations to the Buyer.  The Seller’s Note has a term of one year and the Buyer has agreed to subordinate its lien to that of a senior lender to the Company after six months and following the payment of the interconnectin costs described below.

As part of the Purchase Agreement, Lime agreed to assume GESPC’s obligation to Florida Power and Light (“FP&L”) for the cost of completing an interconnect between GESPC’s facility and the FP&L’s transmission system.  This obligation totaled $400,000 as of November 1, 2013, and requires monthly payments of $50,000 to FP&L.

The Purchase Agreement contains customary representations and warranties as well as indemnification obligations by the Seller, on the one hand, and by the Buyer, on the other hand, to each other.

Upon the closing of the transaction, Lime repaid in full the PNC Bank term loan it used to fund the construction of the Zemel Road facility.  The repayment cures the on-going default under the loan and releases Lime and LEAD from all obligations to the bank.

The foregoing description of the Purchase Agreement and the Seller’s Note is a summary of, and does not purport to be a complete statement of, the Purchase Agreement, the Seller’s Note or the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the full text of the Purchase Agreement and the Seller’s Note, which is filed herewith as Exhibits 2.1 and 2.2 and incorporated herein by this reference.

Cautionary Note Regarding the Purchase Agreement

The Purchase Agreement and Seller’s Note have been attached as an exhibits hereto to provide investors with information regarding their terms. They are not intended to provide any other factual information about LEAD, GESPC, Lime or Green Gas. The Purchase Agreement contains representations and warranties made by LEAD and Green Gas. Such representations and warranties were made only for the purposes of the Purchase Agreement, are solely for the benefit of the parties to the Purchase Agreement, and are not intended to be and should not be relied upon by any other person. In addition, these representations and warranties should not be treated as establishing matters of fact, but rather as a way of allocating risk between the parties. Moreover, certain of the representations and warranties may be subject to limitations agreed upon by the parties to the Purchase Agreement and are qualified by information in confidential disclosure schedules provided by LEAD to Green Gas. These representations and warranties may apply standards of materiality in a way that is different from what may be material to investors, and were made only as of the date of the Purchase Agreement or such other date or dates as may be specified in the Purchase Agreement and are subject to more recent developments. Accordingly, investors are not third party beneficiaries under the Purchase Agreement and should not rely on the representations and warranties in the Purchase Agreement as characterizations of the actual state of facts about the LEAD, Lime, Green Gas, GESPC or otherwise.

Item 7.01    Regulation FD Disclosure.

On November 3, 2013, the Company issued a press release announcing sale of GESPC referred to in Item 2.01 of this Report, the full text of which is attached to this Report as Exhibit 99.1 and incorporated herein by this reference.

The press release filed herewith as Exhibit 99.1 contains forward-looking statements, including statements relating to the retained businesses and their success, which are made within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A more thorough discussion of certain risks, uncertainties and other factors that may affect the Company is included in the Company’s most recent Annual Report on Form 10-K and in subsequent reports, including the Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, that the Company files or furnishes with the Securities and Exchange Commission.

The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                         Financial Statements and Exhibits.

(d)                                 Exhibits

2.1                          Membership Interest Purchase, dated as of November 1, 2013, among Lime Energy Asset development, LLC and Green Gas Americas, Inc.

2.2                         Promissory Note, dated November 1, 2013, by and among Lime Energy Asset development, LLC and Green Gas Americas, Inc.

99.1                  Press Release dated November 4, 2013

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIME ENERGY CO.:

Dated: November 6, 2013	By:	/s/ Jeffrey Mistarz
Jeffrey Mistarz
Executive Vice President
Chief Financial Officer & Treasurer